Exhibit 99.31

j.p. morgan acceptance corporation ii abs-15g

JPM Loan ID	Seller Loan ID	Loan Status	Final Overall Event Level	Final Credit Event Level	Final Compliance Event Level	Final Property Event Level	Credit Exceptions	Compliance Exceptions	Property Exceptions	Compensating Factors	Immaterial/Waived	Lender Commentary	Cleared Exceptions	Exceptions
304725153	(redacted)	Funded	1	1	1	1	APP 0001 Missing Final 1003 Application - Missing Final Application consisting of (redacted) parts, Loan Application / Guarantor Application / Business Purpose Application. Only initial Loan Application was provided. - 06/18/2025 Please note the final application was missed at closing. Attached is the esigned version.

06/18/2025 Please note there is no entity on this loan. There is no business purpose application. - 06/18/2025 Agree, finding is cleared with the attached post-consummation dated Loan Application and Guarantor Application.

CRED 0039 Missing evidence of property management experience - Missing evidence of (redacted)-months property management experience within the most recent (redacted) months. Lease for subject property started (redacted). Operating agreement for property management company is dated (redacted). Ownership > (redacted) months, but property management experience not validated. No property track record provided to document SPR experience.

 - 06/25/2025 Please note the attached properties have lease experience as reflected in the background reports. Guarantor has owned the subject property for (redacted) years as well.

07/01/2025 Attached is a lease on a property owned by guarantor.  - 07/01/2025 Recd lease agreement for non-subject REO to document (redacted) months property management experience, lease term (redacted) continuing on a month-to-month basis.

304876052	(redacted)	Funded	1	1	1	1	FRAUD 0001 Fraud report alerts have not been addressed - Missing letter of explanation to address potential undisclosed REO, (redacted). PDR reflects co-borrower as owner. Missing confirmation from the borrower that the property belongs to (redacted) with shared name. - 12/05/2025 Finding is cleared with the attached email from borrower confirming the property is owned by his (redacted) whose (redacted) shares the same name.

304904382	(redacted)	Funded	2	2	1	1				Verified reserves - (redacted) months reserves or (redacted) required, (redacted) months reserves or (redacted) verified.; Verified credit history - FICO (redacted), minimum required (redacted).;	PROP 0008 Unacceptable Property Zoning - Missing investors acknowledgment for the subject property commercial zoning. Per (redacted), Zoning allows for single family use. The subject property, as improved, is designed for a single-unit residential use. Continued use of the existing improvements is legally permissible and physically possible. Continued use of the improvements appears to be financially feasible and to represent the property’s maximum productivity. The (redacted) has reviewed the current zoning ordinance and the regulations permit and support the current single family residential use as the highest and best use. -- Per guidelines, Properties zoned commercial or agricultural are ineligible. - 12/05/2025 EV2/B - Investor Acknowledged Exception, current zoning allows for single family use and the continued use of the existing the existing improvements is legally permissible and physically possible.
305029622	(redacted)	Funded	1	1	1	1	CRED 0104 Missing Letter of Explanation - Missing qualifying guarantors attestation that the purpose of the borrowing entity, (redacted), is to manage real estate. The operating agreement only states the purpose of the business is to carry on any activity which is lawful under the jurisdiction in which it operates. -- Per guidelines, (redacted) must have been created to manage rental properties only. - 12/31/2025 Recd borrower LOX confirming that the purpose for forming the borrowing entity was to obtain and manage rental properties.

305028169	(redacted)	Funded	2	1	2	1				Verified reserves; Verified credit history;	NOTE 0062 Missing personal guarantee(s).